Exhibit 99.02

“Bank Freedom Finance Kazakhstan” JSC
(formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC)

Interim condensed consolidated financial statements

30 June 2020

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

CONTENTS

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Interim condensed consolidated statement of financial position	1
Interim condensed consolidated statement of comprehensive income	2-3
Interim condensed consolidated statement of changes in equity	4
Interim condensed consolidated statement of cash flows	5

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2	Basis of preparation	6
3	Significant accounting judgments and estimates	8
4	Cash and cash equivalents	10
5	Amounts due from banks and other financial institutions	11
6	Loans to customers	11
7	Investment securities	32
8	Other assets	33
9	Taxation	34
10	Amounts due to banks and other financial institutions	34
11	Amounts due to customers	35
12	Subordinated debt	36
13	Other liabilities	36
14	Equity	36
15	Interest income and interest expense	37
16	Credit loss expense	38
17	Net fee and commission income	39
18	Personnel and administrative and other operating expenses	39
19	Earnings per share	40
20	Commitments and contingencies	40
21	Fair value measurement	41
22	Related party disclosures	45
23	Events after the end of the interim period	47

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

INTERIM CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

As at 30 June 2020

(in thousands of tenge)

	Notes	30 June 2020 (unaudited)	31 December 2019 (unaudited)
Assets
Cash and cash equivalents	4	36,989,406	33,448,522
Amounts due from banks and other financial institutions	5	839,452	776,208
Loans to customers	6	62,506,360	68,124,327
Investment securities	7	5,627,863	3,785,045
Property and equipment		6,360,170	6,457,813
Intangible assets		1,188,279	1,156,968
Other assets	8	3,661,145	2,962,341
Total assets		117,172,675	116,711,224

Liabilities
Financial instruments at fair value through profit or loss		593	9,626
Amounts due to banks and other financial institutions	10	7,286,123	9,111,519
Amounts due to customers	11	87,367,206	85,802,298
Current corporate income tax liabilities	9	11,121	209,187
Deferred corporate income tax liabilities	9	1,361,420	1,277,045
Lease liabilities		173,014	226,456
Subordinated debt	12	3,348,142	3,303,255
Other liabilities	13	386,130	614,052
Total liabilities		99,933,749	100,553,438

Equity
Share capital	14	9,356,140	9,356,140
Revaluation reserve for property and equipment	14	755,767	761,249
Fair value reserve		(1,208)	–
Retained earnings		7,128,227	6,040,397
Total equity		17,238,926	16,157,786
Total equity and liabilities		117,172,675	116,711,224

The accompanying notes on pages 6 to 47 are an integral part of these interim condensed consolidated financial statements.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

INTERIM CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

For the six-month period ended 30 June 2020

(in thousands of tenge)

		For the three-month period ended 30 June		For the six-month period ended 30 June
	Notes	2020 (unaudited)	2019* (unaudited)	2020 (unaudited)	2019* (unaudited)
Interest income calculated using effective interest rate	15	2,771,268	3,466,905	5,899,439	7,000,112
Interest expense	15	(1,338,525)	(1,912,603)	(2,900,765)	(3,942,140)
Net interest income		1,432,743	1,554,302	2,998,674	3,057,972

Credit loss expense	16	(449,624)	(398,254)	(541,096)	(707,993)
Net interest income after credit loss expense		983,119	1,156,048	2,457,578	2,349,979

Net fee and commission income	17	206,961	401,703	405,086	734,362
Net gains from financial instruments at fair value through profit or loss		(294,154)	24,435	(48,881)	31,784
Net gains/(losses) from foreign currencies
- dealing		294,241	241,784	592,338	408,309
- translation differences		145,647	(33,439)	(87,793)	(36,400)
Gain from government grant		–	48,598	–	62,582
Other income		7,641	28,019	21,299	63,973
Non-interest income		360,336	711,100	882,049	1,264,610

Loss on derecognition of financial assets measured at amortised cost		–	(4,712)	–	(26,714)
Personnel expenses	18	(456,531)	(603,798)	(1,041,337)	(1,205,580)
Administrative and other operating expenses	18	(420,399)	(450,801)	(881,877)	(912,592)
Other expense		(30,256)	–	(42,886)	(60,535)
Non-interest expense		(907,186)	(1,059,311)	(1,966,100)	(2,205,421)
Profit before corporate income tax expense		436,269	807,837	1,373,527	1,409,168

Corporate income tax expense	9	(107,228)	(107,076)	(291,179)	(292,803)
Profit for the period		329,041	700,761	1,082,348	1,116,365

*
Certain amounts in these columns do not conform to the amounts in the interim condensed consolidated financial statements for the six-month period ended 30 June 2019, since they reflect performed reclassifications that are detailed in Note 2.

The accompanying notes on pages 6 to 47 are an integral part of these interim condensed consolidated financial statements.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

INTERIM CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (continued)

		For the three-month period ended 30 June		For the six-month period ended 30 June
	Notes	2020 (unaudited)	2019 (unaudited)	2020 (unaudited)	2019 (unaudited)
Other comprehensive income
Other comprehensive (loss)/income that may be reclassified to profit or loss in subsequent periods
Net change in fair value of debt instruments at fair value through other comprehensive income		(587)	543	(1,778)	1,850
Changes in allowance for expected credit losses of debt instruments at fair value through other comprehensive income		(1,200)	–	570	(179)
Other comprehensive (loss)/ income, net of corporate income tax		(1,787)	543	(1,208)	1,671
Total comprehensive income for the period		327,254	701,304	1,081,140	1,118,036

Basic and diluted earnings per share (in tenge)	19	35.17	74.90	115.68	119.32

The accompanying notes on pages 6 to 47 are an integral part of these interim condensed consolidated financial statements.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

INTERIM CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

For the six-month period ended 30 June 2020

(in thousands of tenge)

	Notes	Share capital	Revaluation reserve for property and equipment	Fair value reserve	Retained earnings	Total equity

As at 31 December 2018		9,356,140	772,815	(2,382)	4,026,035	14,152,608

Profit for the period (unaudited)		–	–	–	1,116,365	1,116,365
Other comprehensive income for the period (unaudited)		–	–	1,671	–	1,671
Total comprehensive income for the period (unaudited)		–	–	1,671	1,116,365	1,118,036

Amortisation of revaluation reserve for property and equipment (unaudited)		–	(6,083)	–	6,083	–
At 30 June 2019 (unaudited)		9,356,140	766,732	(711)	5,148,483	15,270,644

At 1 January 2019		9,356,140	761,249	–	6,040,397	16,157,786

Profit for the period (unaudited)		–	–	–	1,082,348	1,082,348
Other comprehensive loss for the period (unaudited)		–	–	(1,208)	–	(1,208)
Total comprehensive income for the period (unaudited)		–	–	(1,208)	1,082,348	1,081,140

Amortisation of revaluation reserve for property and equipment (unaudited)		–	(5,482)	–	5,482	–
At 30 June 2020 (unaudited)		9,356,140	755,767	(1,208)	7,128,227	17,238,926

The accompanying notes on pages 6 to 47 are an integral part of these interim condensed consolidated financial statements.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

INTERIM CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

For the six-month period ended 30 June 2020

(in thousands of tenge)

		For the six-month period ended 30 June
	Notes	2020 (unaudited)	2019 (unaudited)
Cash flows from operating activities
Interest received		4,395,314	6,536,376
Interest paid		(2,905,335)	(3,923,851)
Fees and commissions received		919,990	1,001,018
Fees and commissions paid		(482,409)	(266,809)
Net realised (losses)/gains on transactions with financial instruments at fair value through profit or loss		(57,914)	31,784
Net realised gains from dealing in foreign currencies		592,338	408,309
Other income received		21,299	63,973
Personnel expenses paid		(1,393,710)	(1,228,847)
Administrative and other operating expenses paid		(606,832)	(610,742)
Cash flows from operating activities before changes in operating assets and liabilities		482,741	2,011,211

Net changes in operating assets and liabilities
Amounts due from banks and other financial institutions		(41,527)	(200,389)
Loans to customers		5,672,083	291,929
Other assets		151,548	91,308
Amounts due to banks and other financial institutions		(1,844,086)	(692,426)
Amounts due to customers		344,278	2,306,458
Other liabilities		(6,193)	58,922
Net cash from operating activities before corporate income tax		4,758,844	3,867,013

Corporate income tax paid		(404,870)	–
Net cash flows from operating activities		4,353,974	3,867,013

Cash flows from investing activities
Purchase of property and equipment		(52,577)	(74,010)
Purchase of intangible assets		(22,950)	(54,630)
Purchase of investment securities at fair value through other comprehensive income		(1,599,635)	839,533
Net cash flows (used in) / from investing activities		(1,675,162)	710,893

Cash flows from financing activities
Lease payments		(47,507)	(42,238)
Net cash used in financing activities		(47,507)	(42,238)

Effect of exchange rate changes on cash and cash equivalents		916,096	(492,662)
Effect of expected credit losses on cash and cash equivalents		(6,517)	3,702
Net increase in cash and cash equivalents		3,540,884	4,046,708

Cash and cash equivalents at the beginning of the reporting period		33,448,522	43,344,207
Cash and cash equivalents at the end of the reporting period		36,989,406	47,390,915

Non-cash transactions
Repayment of loans to customers by repossession of collateral	8	835,553	39,067

The accompanying notes on pages 6 to 47 are an integral part of these interim condensed consolidated financial statements.

“Bank Kassa Nova” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

1. Principal activities

These interim condensed consolidated financial statements comprise the financial statements of “Bank Freedom Finance Kazakhstan” JSC (formerly known as “Bank Kassa Nova” JSC (SB “ForteBank” JSC)) (the “Bank”) and OUSA Nova Limited Liability Partnership, a subsidiary of the Bank (jointly, the “Group”).

The Bank was registered on 31 July 2009 under the laws of the Republic of Kazakhstan. The Bank operates under a general banking license No. 1.1.260 issued by the Agency for Regulation and Supervision of Financial Markets and Financial Organisations of the Republic of Kazakhstan on 10 June 2011. The Bank’s activities are regulated by the National Bank of the Republic of Kazakhstan (“NBRK”).

The Bank accepts deposits from the public and extends credit, transfers payments in Kazakhstan and abroad, exchanges currencies and provides other banking services to its commercial and retail customers.

As at 30 June 2020 and 31 December 2019, the Bank’s branch network comprises 8 branches in the Republic of Kazakhstan.

Registered address of the Bank’s head office: 10 Kunayev Str., Nur-Sultan, Republic of Kazakhstan.

The Bank is a member of the Kazakhstan Deposit Insurance Fund (“KDIF”). The primary goal of the KDIF is to protect interests of depositors in the event of forcible liquidation of a member-bank. As at 30 June 2020 and 31 December 2019, depositors can receive limited insurance coverage for deposits up to a maximum of KZT 15 million per deposit, depending on the amount and currency of the deposit.

Starting from November 2015 the Bank is a member of Kazakhstan Stock Exchange foreign exchange market (“KASE”).

On 31 May 2018, the Bank established a subsidiary OUSA Nova Limited Liability Partnership (“OUSA Nova LLP”) in accordance with the NBRK permission to establish a subsidiary by the Bank No. 17 dated 2 May 2018. The principal activities of OUSA Nova LLP are the acquisition of doubtful and bad assets of the parent bank, sublease of real estate taken onto the books of the Bank.

As at 30 June 2020 and 31 December 2019, the sole shareholder of the Group, which owns 100% of outstanding shares is “ForteBank” JSC (the “Parent”).

On 29 April 2019, Nova Leasing JSC and “ForteBank” JSC signed and registered with the authorised body an agreement for the purchase and sale of shares of “Bank Freedom Finance Kazakhstan” JSC owned by Nova Leasing JSC in the amount of 100% of the issued share capital of “Bank Freedom Finance Kazakhstan” JSC.

As at 30 June 2020 and 31 December 2019, the Group is under the practical control of Mr. B.Zh. Utemuratov, who is the ultimate controlling party and has the power to direct the Group activities at its sole discretion and on its own account.

2. Basis of preparation

General

The interim condensed consolidated financial statements for the six-month period ended 30 June 2020 have been prepared in accordance with International Accounting Standard (IAS) 34 Interim Financial Reporting.

The interim condensed consolidated financial statements do not include all the information and disclosures required in the annual financial statements, and should be read in conjunction with the Group’s annual financial statements as at 31 December 2019.

The interim condensed consolidated financial statements are presented in thousands of Kazakh tenge (“tenge” or “KZT”), unless otherwise is stated.

Effect of COVID-19 pandemic

Due to rapid spread of COVID-19 pandemic in the early of 2020 many governments, including the Republic of Kazakhstan, have introduced various measures to combat the outbreak, including travel restrictions, quarantines, closure of business and other venues and lockdown of certain area. These measures have affected the global supply chain, demand for goods and services, as well as scale of business activity. It is expected that pandemic itself as well as measures for its consequences’ minimization may influence the business of the entities in wide range of industries. Since March 2020 significant volatility in stock, currency and commodity markets exists, including decrease in crude prices and decrease in KZT to USD and EUR foreign exchange rates.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

2.  Basis of preparation (continued)

Effect of COVID-19 pandemic (continued)

In 2020, support measures were introduced by the Government and the National Bank of the Republic of Kazakhstan (the “NBRK”) to counter the economic downturn caused by the COVID-19 pandemic. These measures include, among others, subsidized lending to affected industries and individuals, payment holidays and easing of certain regulatory restrictions to help the financial sector maintain its capabilities to provide resources and to help customers avoid liquidity shortages as a result of the COVID-19 containment measures.

The Group continues to assess pandemic effect and changing micro- and macroeconomic conditions on its activities, financial position and financial results.

Changes in accounting policies

The accounting policies adopted in the preparation of the interim condensed consolidated financial statements are consistent with those followed in the preparation of the Group’s annual financial statements for the year ended 31 December 2019.

The Group has not adopted standards, interpretations or amendments thereto that have been early issued but are not yet effective.

Certain amendments that came into effect on 1 January 2020 have been applied, but they do not have any impact on the Group’s interim condensed consolidated financial statements.

Amendments to IFRS 3: Definition of a Business

The amendment to IFRS 3 clarifies that to be considered a business, an integrated set of activities and assets must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output. Furthermore, it clarified that a business can exist without including all of the inputs and processes needed to create outputs. These amendments had no impact on the interim condensed consolidated financial statements of the Group, but may impact future periods should the Group enter into any business combinations.

Amendments to IFRS 7, IFRS 9 and IAS 39: Interest Rate Benchmark Reform

The amendments to IFRS 9 and IAS 39 Financial Instruments: Recognition and Measurement provide a number of reliefs, which apply to all hedging relationships that are directly affected by interest rate benchmark reform. A hedging relationship is affected if the reform gives rise to uncertainties about the timing and or amount of benchmark-based cash flows of the hedged item or the hedging instrument. These amendments had no impact on the interim condensed consolidated financial statements of the Group as it does not have any interest rate hedge relationships.

Amendments to IAS 1 and IAS 8: Definition of Material

The amendments provide a new definition of material that states “information is material if omitting, misstating or obscuring it could reasonably be expected to influence decisions that the primary users of general purpose financial statements make on the basis of those financial statements, which provide financial information about a specific reporting entity.”

The amendments clarify that materiality will depend on the nature or magnitude of information, either individually or in combination with other information, in the context of the financial statements. A misstatement of information is material if it could reasonably be expected to influence decisions made by the primary users. These amendments had no impact on the interim condensed consolidated financial statements of, nor is there expected to be any future impact to the Group.

Conceptual Framework for Financial Reporting issued on 29 March 2018

The Conceptual Framework is not a standard, and none of the concepts contained therein override the concepts or requirements in any standard. The purpose of the Conceptual Framework is to assist the IASB in developing standards, to help preparers develop consistent accounting policies where there is no applicable standard in place and to assist all parties to understand and interpret the standards.

The revised Conceptual Framework includes some new concepts, provides updated definitions and recognition criteria for assets and liabilities and clarifies some important concepts. These amendments had no impact on the interim condensed consolidated financial statements of the Group.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

2.  Basis of preparation (continued)

Reclassifications

The following reclassifications were made in the interim condensed consolidated statement of comprehensive income for the six-month and three-month periods ended 30 June 2019 for the purposes of the presentation for the six-month and three-month periods ended 30 June 2020:

Interim condensed statement of comprehensive income for the six-month period ended 30 June 2019	As previously reported	Reclassification	As adjusted

Interest income calculated using effective interest rate	7,048,044	(47,932)	7,000,112
Net interest income	3,105,904	(47,932)	3,057,972
Net interest income after credit loss expense	2,397,911	(47,932)	2,349,979

Loss from modification of financial assets that does not result in derecognition	(47,932)	47,932	–
Non-interest expense	(2,253,353)	47,932	(2,205,421)

Interim condensed statement of comprehensive income for the three-month period ended 30 June 2019	As previously reported	Reclassification	As adjusted

Interest income calculated using effective interest rate	3,509,358	(42,453)	3,466,905
Net interest income	1,596,755	(42,453)	1,554,302
Net interest income after credit loss expense	1,198,501	(42,453)	1,156,048

Loss from modification of financial assets that does not result in derecognition	(42,453)	42,453	–
Non-interest expense	(1,101,764)	42,453	(1,059,311)

3. Significant accounting judgments and estimates

Estimation uncertainty

The preparation of interim condensed consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual outcomes can differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to estimates are recognised in the period in which the estimates are revised and in any future periods affected.

Fair value of financial instruments

Where the fair values of financial assets and financial liabilities recorded in the interim condensed consolidated statement of financial position cannot be derived from active markets, they are determined using a variety of valuation techniques that include the use of mathematical models. The input to these models is taken from observable markets where possible, but where this is not feasible, a degree of judgment is required in establishing fair values.

Assessment of collateral

The Group management performs monitoring of collateral on a regular basis. The management of the Group uses experienced judgements or an independent assessment in order to adjust the cost of collateral considering the current market conditions.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

3.  Significant accounting judgments and estimates (continued)

Expected credit losses on financial assets

At the end of the first and beginning of the second quarter of 2020, there were significant changes in the economic environment:

●
Reduced industrial production and activities in many sectors of the economy as a result of government restrictions related to the outbreak of the COVID-19 pandemic;

●
Implementation of measures of state support to the population and business related to the outbreak of the COVID-19 pandemic;

●
Significant depreciation of the tenge exchange rate against major foreign currencies, high volatility in the foreign exchange market.

The above-mentioned changes in the economic environment have impact on the Group’s activities.

To help the Group’s clients, the following main activities are being implemented:

●
Offering changes to certain loan terms, including government support programs;

●
Expansion of the product offerings to clients via remote service channels.

Due to the high level of uncertainty, as well as limited up-to-date and consistent information about the actual financial position of the Bank’s counterparties and borrowers, it is not possible to present a comprehensive quantitative assessment of the impact of changes in the economic environment on the Bank’s 2020 financial performance in these interim condensed consolidated financial statements. In accordance with IFRS 9 Financial Instruments, the Group uses forward-looking information, including forecasts of macroeconomic indicators, in its models for assessment of allowance for expected credit losses. To assess the impact of above-mentioned changes in the economic environment on the Group’s operations, the following activities were carried out:

●
Increase in the probability of default based on the updated forecast for macroeconomic indicators;

●
Increase in the probability of default for Credit cards agreements at Stage 1.

Forward-looking information

The key forward-looking indicators used in assessing the allowance for expected credit losses on loan portfolio as at 30 June 2020 are as follows:

Key factors	2020

Price of Brent crude oil (Brent ICE), USD	20.00
GDP index, % to the previous year	99.4
Volume of production of oil and gas condensate, million tons	90.00
Inflation rate, %	10.40
USD/KZT exchange rate	509.0

As a result of the above changes for the six-month period ended 30 June 2020, credit loss expenses increased by KZT 102,374 thousand.

Taxation

The Republic of Kazakhstan currently has a single Tax Code that regulates main taxation matters. The existing taxes include value added tax, corporate income tax, social and other taxes. Implementing regulations are often unclear or nonexistent and insignificant amount of precedents has been established. Often, differing opinions regarding legal interpretation exist both among and within government ministries and organisations; thus creating uncertainties and areas of conflict. Tax declarations, together with other legal compliance areas (as examples, customs and currency control matters) are subject to review and investigation by a number of authorities, which are enabled by law to impose severe fines, penalties and interest charges. These facts create tax risks in the Republic of Kazakhstan substantially more significant than typically found in countries with more developed tax systems.

The management believes that the Group’s tax position as at 30 June 2020 and 31 December 2019 was in compliance with tax laws of the Republic of Kazakhstan regulating its activities. However, the risk remains that relevant authorities could take differing positions with regard to interpretive tax issues. Assessment of recoverability of deferred income tax assets requires to use subjective judgements by the Group’s management around the likely timing and the level of future taxable profit together with the tax planning strategy.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

3.  Significant accounting judgments and estimates (continued)

Taxation (continued)

The management believes that deferred income tax assets as at 30 June 2020 are recognised only to the extent that it is probable that future taxable profits will be available against which the temporary differences, unused tax losses and credits can be utilised, and deferred income tax assets are reduced to the extent that taxable profit will be available against which the deductible temporary differences can be utilised.

4.  Cash and cash equivalents

Cash and cash equivalents comprised the following:

	30 June 2020 (unaudited)	31 December 2019 (unaudited)

Cash on hand	3,458,854	4,198,884
Cash on current accounts with the NBRK rated at BBB-	29,921,405	17,477,932

Cash on current bank accounts, other banks:
- Rated from A- to A+	156,735	88,619
- Rated from BBB- to BBB+	92,223	6
- Rated from ВВ- to ВВ+	318,114	362,898
- Rated below B+	869,611	912,521
- Not rated	180,337	404,086
Accounts receivable under reverse repurchase agreements with contractual maturity of 90 days or less	–	7,501,994
Time deposits with the NBRK rated at BBB- with contractual maturity of 90 days or less	2,000,417	2,500,573
Time deposits with other banks rated from BBB- to BBB+ with contractual maturity of 90 days or less	5,572	8,274
Cash and cash equivalents before ECL allowance	37,003,268	33,455,787

ECL allowance	(13,862)	(7,265)
Cash and cash equivalents	36,989,406	33,448,522

The credit ratings are presented by reference to the credit ratings of Standard & Poor’s credit rating agency or analogues of similar international agencies.

As at 30 June 2020 and 31 December 2019, all balances of cash and cash equivalents are allocated to Stage 1 for ECL measurement purposes.

Minimum reserve requirements

In accordance with regulations issued by the NBRK, minimum reserve requirements are calculated as a percent of specified banks liabilities. Banks are required to comply with these requirements by maintaining average reserve assets (national currency cash and amounts on current accounts with NBRK) equal or in excess of the average minimum requirements. As at 30 June 2020, minimum reserve requirements of the Bank amount to KZT 1,345,216 thousand (31 December 2019: KZT 970,663 thousand).

Concentration of cash and cash equivalents

As at 30 June 2020 and 31 December 2019, the Group has accounts with one bank which balances exceeded 10% of total cash and cash equivalents. The total balance on the accounts with the above counteragent as at 30 June 2020 and 31 December 2019 amounts to KZT 31,921,822 thousand and KZT 19,978,505 thousand, respectively.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

5. Amounts due from banks and other financial institutions

Amounts due from banks and other financial institutions comprise:

	30 June 2020 (unaudited)	31 December 2019 (unaudited)
Funds provided as collateral
- Rated from AA- to AA+	139,250	131,430
- Rated from A- to A+	286,461	270,849
- Not rated	415,000	375,000
Amounts due from banks and other financial institutions before ECL allowance	840,711	777,279

ECL allowance	(1,259)	(1,071)
Amounts due from banks and other financial institutions	839,452	776,208

The credit ratings are presented by reference to the credit ratings of Standard & Poor’s credit rating agency or analogues of similar international agencies.

As at 30 June 2020, funds provided as collateral included a security deposit of a participant of MasterCard system in the amount of KZT 286,461 thousand (31 December 2018: KZT 270,849 thousand) and a security deposit of a participant of Visa International system in the amount of KZT 139,250 thousand (31 December 2019: KZT 131,430 thousand) and deposit placed as collateral of the Bank’s liabilities to the KASE in the amount of KZT 415,000 thousand (as at 31 December 2019: KZT 375,000 thousand).

As at 30 June 2020 and 31 December 2019, all balances of amounts due from banks and other financial institutions are allocated to Stage 1 for ECL measurement purposes.

Concentration of amounts due from banks and other financial institutions

As at 30 June 2020, the Group has amounts due from three financial institutions (31 December 2019: three) which balances individually exceed 10% of total due from financial institutions. The aggregate balances of amounts due from these counterparties as at 30 June 2020 were KZT 839,452 thousand (31 December 2019: KZT 776,208 thousand).

6. Loans to customers

As at 30 June 2020 loans to customers comprise:

	30 June 2020 (unaudited)
	Stage 1	Stage 2	Stage 3	POCI	Total
Individually significant loans
Loans issued to small and medium-sized businesses	10,831,344	1,661,430	4,389,963	18,322	16,901,059
Mortgages	–	–	54,032	–	54,032
Consumer loans	–	–	66,823	–	66,823
Other loans secured by collateral	813,606	238,337	1,437,699	80,718	2,570,360
Total individually significant loans	11,644,950	1,899,767	5,948,517	99,040	19,592,274

Individually insignificant loans
Loans issued to small and medium-sized businesses	8,430,949	615,852	1,526,762	–	10,573,563
Mortgages	1,139,476	99,203	233,330	683,214	2,155,223
Consumer loans	1,309,875	101,271	279,881	–	1,691,027
Car loans	46,090	–	1,712	–	47,802
Credit cards	274,360	6,996	48,193	–	329,549
Other loans secured by collateral	24,215,326	1,970,292	5,097,911	654,415	31,937,944
Total individually insignificant loans	35,416,076	2,793,614	7,187,789	1,337,629	46,735,108
Loans to customers before ECL allowance	47,061,026	4,693,381	13,136,306	1,436,669	66,327,382

ECL allowance	(249,113)	(71,891)	(3,497,220)	(2,798)	(3,821,022)
Loans to customers	46,811,913	4,621,490	9,639,086	1,433,871	62,506,360

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

As at 31 December 2019 loans to customers comprise:

	31 December 2019 (unaudited)
	Stage 1	Stage 2	Stage 3	POCI	Total
Individually significant loans
Loans issued to small and medium-sized businesses	12,551,517	1,589,738	3,650,370	–	17,791,625
Mortgages	–	–	51,304	–	51,304
Consumer loans	–	–	59,041	–	59,041
Other loans secured by collateral	1,274,987	50,291	921,772	86,493	2,333,543
Total individually significant loans	13,826,504	1,640,029	4,682,487	86,493	20,235,513

Individually insignificant loans
Loans issued to small and medium-sized businesses	8,735,885	482,813	1,400,305	–	10,619,003
Mortgages	1,420,772	166,814	197,539	766,002	2,551,127
Consumer loans	1,968,343	80,727	648,223	–	2,697,293
Car loans	65,209	1,840	–	–	67,049
Credit cards	387,010	4,422	85,703	–	477,135
Other loans secured by collateral	29,375,420	963,113	4,058,274	804,756	35,201,563
Total individually insignificant loans	41,952,639	1,699,729	6,390,044	1,570,758	51,613,170
Loans to customers before ECL allowance	55,779,143	3,339,758	11,072,531	1,657,251	71,848,683

ECL allowance	(246,263)	(50,365)	(3,427,474)	(254)	(3,724,356)
Loans to customers	55,532,880	3,289,393	7,645,057	1,656,997	68,124,327

Quality of individually significant loans

Information on the quality of individually significant loans at 30 June 2020 is presented in the table below:

	30 June 2020 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually significant loans issued to small and medium-sized businesses
- Not overdue	8,661,028	(2,027)	8,659,001	0.0%
- Overdue for less than 30 days	2,170,316	–	2,170,316	0.0%
Stage 1 loans	10,831,344	(2,027)	10,829,317	0.0%

Stage 2 and Stage 3 loans
- Not overdue	2,128,170	(92,948)	2,035,222	4.4%
- Overdue for less than 30 days	1,267,429	–	1,267,429	0.0%
- Overdue for 30 days to 90 days	272,805	(104,217)	168,588	38.2%
- Overdue for 90 days to 180 days	–	–	–	0.0%
- Overdue for 180 days to 360 days	171,138	(9,426)	161,712	5.5%
- Overdue for more than 360 days	2,211,851	(1,835,451)	376,400	83.0%
Stage 2 and Stage 3 loans	6,051,393	(2,042,042)	4,009,351	33.7%

POCI	18,322	–	18,322	0.0%
Total individually significant loans issued to small and medium-sized businesses	16,901,059	(2,044,069)	14,856,990	12.1%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually significant loans (continued)

30 June 2020 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually significant mortgage loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
Stage 1 loans	–	–	–	–

Stage 2 and Stage 3 loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
- Overdue for 30 days to 90 days	–	–	–	–
- Overdue for 90 days to 180 days	–	–	–	–
- Overdue for 180 days to 360 days	–	–	–	–
- Overdue for more than 360 days	54,032	–	54,032	0.0%
Stage 2 and Stage 3 loans	54,032	–	54,032	0.0%
Total individually significant mortgage loans	54,032	–	54,032	0.0%

30 June 2020 (unaudited)
	Loans before ECL allowance	ECL allowance	Loansless ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually significant consumer loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
Stage 1 loans	–	–	–	–

Stage 2 and Stage 3 loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
- Overdue for 30 days to 90 days	–	–	–	–
- Overdue for 90 days to 180 days	–	–	–	–
- Overdue for 180 days to 360 days	–	–	–	–
- Overdue for more than 360 days	66,823	(66,823)	–	100.0%
Stage 2 and Stage 3 loans	66,823	(66,823)	–	100.0%
Total individually significant consumer loans	66,823	(66,823)	–	100.0%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually significant loans (continued)

	30 June 2020 (unaudited)
	Loans before ECL allowance	ECL allowance	Loansless ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually significant other loans secured by collateral
- Not overdue	618,016	–	618,016	0.0%
- Overdue for less than 30 days	195,590	–	195,590	0.0%
Stage 1 loans	813,606	–	813,606	0.0%

Stage 2 and Stage 3 loans
- Not overdue	404,466	(147)	404,319	0.0%
- Overdue for less than 30 days	639,658	–	639,658	0.0%
- Overdue for 30 days to 90 days	–	–	–	0.0%
- Overdue for 90 days to 180 days	–	–	–	0.0%
- Overdue for 180 days to 360 days	116,093	(16,055)	100,038	13.8%
- Overdue for more than 360 days	515,819	(122,147)	393,672	23.7%
Stage 2 and Stage 3 loans	1,676,036	(138,349)	1,537,687	8.3%

POCI	80,718	(267)	80,451	0.3%
Total individually significant other loans secured by collateral	2,570,360	(138,616)	2,431,744	5.4%

Information on the quality of individually significant loans at 31 December 2019 is presented in the table below:

	31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually significant loans issued to small and medium-sized businesses
- Not overdue	12,257,867	(2,137)	12,255,730	0.0%
- Overdue for less than 30 days	293,650	–	293,650	0.0%
Stage 1 loans	12,551,517	(2,137)	12,549,380	0.0%

Stage 2 and Stage 3 loans
- Not overdue	1,683,901	(201,140)	1,482,761	11.9%
- Overdue for less than 30 days	509,267	–	509,267	0.0%
- Overdue for 30 days to 90 days	822,305	–	822,305	0.0%
- Overdue for 90 days to 180 days	55,621	–	55,621	0.0%
- Overdue for 180 days to 360 days	51,284	(51,284)	–	100.0%
- Overdue for more than 360 days	2,117,730	(1,583,917)	533,813	74.8%
Stage 2 and Stage 3 loans	5,240,108	(1,836,341)	3,403,767	35.0%
Total individually significant loans issued to small and medium-sized businesses	17,791,625	(1,838,478)	15,953,147	10.3%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually significant loans (continued)

31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually significant mortgage loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
Stage 1 loans	–	–	–	–

Stage 2 and Stage 3 loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
- Overdue for 30 days to 90 days	–	–	–	–
- Overdue for 90 days to 180 days	–	–	–	–
- Overdue for 180 days to 360 days	51,304	–	51,304	0.0%
- Overdue for more than 360 days	–	–	–	–
Stage 2 and Stage 3 loans	51,304	–	51,304	0.0%
Total individually significant mortgage loans	51,304	–	51,304	0.0%

31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loansless ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually significant consumer loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
Stage 1 loans	–	–	–	–

Stage 2 and Stage 3 loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
- Overdue for 30 days to 90 days	–	–	–	–
- Overdue for 90 days to 180 days	–	–	–	–
- Overdue for 180 days to 360 days	–	–	–	–
- Overdue for more than 360 days	59,041	(59,041)	–	100.0%
Stage 2 and Stage 3 loans	59,041	(59,041)	–	100.0%
Total individually significant consumer loans	59,041	(59,041)	–	100.0%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually significant loans (continued)

	31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loansless ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually significant other loans secured by collateral
- Not overdue	930,797	(423)	930,374	0.0%
- Overdue for less than 30 days	344,190	(1,517)	342,673	0.4%
Stage 1 loans	1,274,987	(1,940)	1,273,047	0.2%

Stage 2 and Stage 3 loans
- Not overdue	375,386	–	375,386	0.0%
- Overdue for less than 30 days	140,887	–	140,887	0.0%
- Overdue for 30 days to 90 days	–	–	–	–
- Overdue for 90 days to 180 days	57,745	–	57,745	0.0%
- Overdue for 180 days to 360 days	398,045	(8,908)	389,137	2.2%
- Overdue for more than 360 days	–	–	–	–
Stage 2 and Stage 3 loans	972,063	(8,908)	963,155	0.9%

POCI	86,493	(241)	86,252	0.3%
Total individually significant other loans secured by collateral	2,333,543	(11,089)	2,322,454	0.5%

Analysis of movements in the ECL allowance

Analysis of movements in ECL allowance of loans that are individually significant for the six-month period ended 30 June 2020 are as follows:

Individually significant loans issued to	For the six-month period ended 30 June 2020 (unaudited)
small and medium-sized businesses	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	(2,137)	(1)	(1,836,340)	–	(1,838,478)
New assets originated or purchased	(4,426)	–	–	–	(4,426)
Assets derecognised or repaid (excluding write-offs)	170	–	15,697	–	15,867
Transfers to Stage 1	(16,900)	16,900	–	–	–
Transfers to Stage 2	8	(201,148)	201,140	–	–
Transfers to Stage 3	–	196,976	(196,976)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	21,230	(12,920)	(94,282)	–	(85,972)
Transfers between the levels as a result of changes in materiality of loans	28	–	(8,900)	–	(8,872)
Unwinding of discount	–	–	(134,605)	–	(134,605)
Amounts written off	–	–	12,417	–	12,417
ECL at 30 June 2020	(2,027)	(193)	(2,041,849)	–	(2,044,069)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually significant loans (continued)

Analysis of movements in the ECL allowance (continued)

	For the six-month period ended 30 June 2020 (unaudited)
Individually significant consumer loans	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	–	–	(59,041)	–	(59,041)
Impact on period end ECL of changes to inputs used for ECL calculations	–	–	343	–	343
Unwinding of discount	–	–	(4,873)	–	(4,873)
Foreign exchange adjustments	–	–	(3,252)	–	(3,252)
ECL at 30 June 2020	–	–	(66,823)	–	(66,823)

Individually significant other loans	For the six-month period ended 30 June 2020 (unaudited)
secured by collateral	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	(1,940)	–	(8,910)	(240)	(11,090)
Assets derecognised or repaid (excluding write-offs)	1,810	–	–	10	1,820
Transfers to Stage 3	138	–	(138)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	(8)	–	(84,370)	(37)	(84,415)
Transfers between the levels as a result of changes in materiality of loans	–	–	(40,862)	–	(40,862)
Unwinding of discount	–	–	(8,783)	–	(8,783)
Amounts written off	–	–	7,468	–	7,468
Foreign exchange adjustments	–	–	(2,754)	–	(2,754)
ECL at 30 June 2020	–	–	(138,349)	(267)	(138,616)

Analysis of movements in ECL allowance of loans that are individually significant for the six-month period ended 30 June 2019 are as follows:

Individually significant loans issued to	For the six-month period ended 30 June 2019 (unaudited)
small and medium-sized businesses	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	(9,937)	(75)	(893,926)	–	(903,938)
New assets originated or purchased	(105)	–	–	–	(105)
Assets derecognised or repaid (excluding write-offs)	108	42	4,103	–	4,253
Transfers to Stage 2	7,389	(7,389)	–	–	–
Transfers to Stage 3	–	7,389	(7,389)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	2,500	(2,036)	(348,662)	–	(348,198)
Unwinding of discount	–	–	(71,847)	–	(71,847)
Foreign exchange adjustments	–	2,057	(38)	–	2,019
ECL at 30 June 2019	(45)	(12)	(1,317,759)	–	(1,317,816)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually significant loans (continued)

Analysis of movements in the ECL allowance (continued)

	For the six-month period ended 30 June 2019 (unaudited)
Individually significant mortgage loans	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	–	–	(11,350)	–	(11,350)
Assets derecognised or repaid (excluding write-offs)	–	–	3,696	–	3,696
Impact on period end ECL of changes to inputs used for ECL calculations during the period	–	–	7,654	–	7,654
ECL at 30 June 2019	–	–	–	–	–

	For the six-month period ended 30 June 2019 (unaudited)
Individually significant consumer loans	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	–	–	(119,346)	–	(119,346)
Assets derecognised or repaid (excluding write-offs)	–	–	25,544	–	25,544
Impact on period end ECL of changes to inputs used for ECL calculations during the period	–	–	(6,527)	–	(6,527)
Unwinding of discount	–	–	(3,749)	–	(3,749)
Amounts written off	–	–	49,006	–	49,006
Foreign exchange adjustments	–	–	140	–	140
ECL at 30 June 2019	–	–	(54,932)	–	(54,932)

	For the six-month period ended 30 June 2019 (unaudited)
Individually significant credit cards	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	–	–	–	–	–
Impact on period end ECL of changes to inputs used for ECL calculations during the period	–	–	(2,584)	–	(2,584)
Amounts written off	–	–	2,584	–	2,584
ECL at 30 June 2019	–	–	–	–	–

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually significant loans (continued)

Analysis of movements in the ECL allowance (continued)

Individually significant other loans	For the six-month period ended 30 June 2019 (unaudited)
secured by collateral	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	–	–	–	(32)	(32)
New assets originated or purchased	(457)	–	–	–	(457)
Assets derecognised or repaid (excluding write-offs)	13	–	–	39	52
Impact on period end ECL of changes to inputs used for ECL calculations during the period	54	–	(4,598)	(235)	(4,779)
Amounts written off	–	–	3,732	–	3,732
Foreign exchange adjustments	–	–	866	–	866
ECL at 30 June 2019	(390)	–	–	(228)	(618)

Quality of individually insignificant loans

The following table provides information on the credit quality of individually insignificant loans collectively assessed for impairment as at 30 June 2020:

	30 June 2020 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant loans issued to small and medium-sized businesses
- Not overdue	7,593,642	(3,053)	7,590,589	0.0%
- Overdue for less than 30 days	837,307	(4,575)	832,732	0.5%
Stage 1 loans	8,430,949	(7,628)	8,423,321	0.1%

Stage 2 and Stage 3 loans
- Not overdue	591,616	(20,700)	570,916	3.5%
- Overdue for less than 30 days	681,156	(14,322)	666,834	2.1%
- Overdue for 30 days to 90 days	129,104	(7,205)	121,899	5.6%
- Overdue for 90 days to 360 days	79,893	(4,068)	75,825	5.1%
- Overdue for 180 days to 360 days	270,096	(18,574)	251,522	6.9%
- Overdue for more than 360 days	390,749	(167,888)	222,861	43.0%
Stage 2 and Stage 3 loans	2,142,614	(232,757)	1,909,857	10.9%
Total individually insignificant loans issued to small and medium-sized businesses	10,573,563	(240,385)	10,333,178	2.3%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

	30 June 2020(unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant mortgage loans
- Not overdue	1,046,677	(1,159)	1,045,518	0.1%
- Overdue for less than 30 days	92,799	(158)	92,641	0.2%
Stage 1 loans	1,139,476	(1,317)	1,138,159	0.1%

Stage 2 and Stage 3 loans
- Not overdue	101,579	(240)	101,339	0.2%
- Overdue for less than 30 days	81,896	–	81,896	0.0%
- Overdue for 30 days to 90 days	10,022	–	10,022	0.0%
- Overdue for 90 days to 360 days	–	–	–	0.0%
- Overdue for 180 days to 360 days	46,454	(18,148)	28,306	39.1%
- Overdue for more than 360 days	92,582	(31,062)	61,520	33.6%
Stage 2 and Stage 3 loans	332,533	(49,450)	283,083	14.9%

POCI	683,214	(701)	682,513	0.1%
Total individually insignificant mortgage loans	2,155,223	(51,468)	2,103,755	2.4%

	30 June 2020(unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant consumer loans
- Not overdue	1,146,421	(107,105)	1,039,316	9.3%
- Overdue for less than 30 days	163,454	(58,928)	104,526	36.1%
Stage 1 loans	1,309,875	(166,033)	1,143,842	12.7%

Stage 2 and Stage 3 loans
- Not overdue	91,650	(70,679)	20,971	77.1%
- Overdue for less than 30 days	116,103	(106,077)	10,026	91.4%
- Overdue for 30 days to 90 days	53,123	(47,628)	5,495	89.7%
- Overdue for 90 days to 360 days	54,566	(54,560)	6	100.0%
- Overdue for 180 days to 360 days	35,424	(35,424)	–	100.0%
- Overdue for more than 360 days	30,286	(30,286)	–	100.0%
Stage 2 and Stage 3 loans	381,152	(344,654)	36,498	90.4%
Total individually insignificant consumer loans	1,691,027	(510,687)	1,180,340	30.2%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

	30 June 2020(unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant car loans
- Not overdue	46,090	–	46,090	0.0%
- Overdue for less than 30 days	–	–	–	0.0%
Stage 1 loans	46,090	–	46,090	0.0%

Stage 2 and Stage 3 loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
- Overdue for 30 days to 90 days	1,712	–	1,712	–
- Overdue for 90 days to 360 days
- Overdue for 180 days to 360 days	–	–	–	–
- Overdue for more than 360 days	–	–	–	–
Stage 2 and Stage 3 loans	1,712	–	1,712	–
Total individually insignificant car loans	47,802	–	47,802	0.0%

	30 June 2020(unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant credit cards
- Not overdue	271,471	(68,915)	202,556	25.4%
- Overdue for less than 30 days	2,889	(417)	2,472	14.4%
Stage 1 loans	274,360	(69,332)	205,028	25.3%

Stage 2 and Stage 3 loans
- Not overdue	574	(494)	80	86.1%
- Overdue for less than 30 days	–	–	–	0.0%
- Overdue for 30 days to 90 days	6,916	(1,436)	5,480	20.8%
- Overdue for 90 days to 360 days	14,278	(13,930)	348	97.6%
- Overdue for 180 days to 360 days	6,505	(6,391)	114	98.2%
- Overdue for more than 360 days	26,916	(24,861)	2,055	92.4%
Stage 2 and Stage 3 loans	55,189	(47,112)	8,077	85.4%
Total individually insignificant credit cards	329,549	(116,444)	213,105	35.3%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

	30 June 2020(unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant other loans secured by collateral
- Not overdue	21,422,389	(2,634)	21,419,755	0.0%
- Overdue for less than 30 days	2,792,937	(142)	2,792,795	0.0%
Stage 1 loans	24,215,326	(2,776)	24,212,550	0.0%

Stage 2 and Stage 3 loans
- Not overdue	1,898,540	(6,583)	1,891,957	0.3%
- Overdue for less than 30 days	2,183,092	(788)	2,182,304	0.0%
- Overdue for 30 days to 90 days	685,330	(89)	685,241	0.0%
- Overdue for 90 days to 360 days	243,022	–	243,022	0.0%
- Overdue for 180 days to 360 days	430,512	(26,330)	404,182	6.1%
- Overdue for more than 360 days	1,627,707	(614,134)	1,013,573	37.7%
Stage 2 and Stage 3 loans	7,068,203	(647,924)	6,420,279	9.2%

POCI	654,415	(1,830)	652,585	0.3%
Total individually insignificant other loans secured by collateral	31,937,944	(652,530)	31,285,414	2.0%

The following table provides information on the credit quality of individually insignificant loans collectively assessed for impairment as at 31 December 2019:

	31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant loans issued to small and medium-sized businesses
- Not overdue	8,258,145	(4,042)	8,254,103	0.0%
- Overdue for less than 30 days	477,740	(6,367)	471,373	1.3%
Stage 1 loans	8,735,885	(10,409)	8,725,476	0.1%

Stage 2 and Stage 3 loans
- Not overdue	364,155	(1,448)	362,707	0.4%
- Overdue for less than 30 days	124,942	(62)	124,880	0.0%
- Overdue for 30 days to 90 days	739,329	(22,074)	717,255	3.0%
- Overdue more than 90 days	84,150	(228)	83,922	0.3%
- Overdue for 90 days to 360 days	375,063	(41,285)	333,778	11.0%
- Overdue for more than 360 days	195,479	(111,075)	84,404	56.8%
Stage 2 and Stage 3 loans	1,883,118	(176,172)	1,706,946	9.4%

POCI	–	–	–	–
Total individually insignificant loans issued to small and medium-sized businesses	10,619,003	(186,581)	10,432,422	1.8%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

	31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant mortgage loans
- Not overdue	1,417,344	(220)	1,417,124	0.0%
- Overdue for less than 30 days	3,428	(84)	3,344	2.5%
Stage 1 loans	1,420,772	(304)	1,420,468	0.0%

Stage 2 and Stage 3 loans
- Not overdue	154,837	–	154,837	0.0%
- Overdue for less than 30 days	581	–	581	0.0%
- Overdue for 30 days to 90 days	42,260	–	42,260	0.0%
- Overdue for 90 days to 180 days	66,681	(15,396)	51,285	23.1%
- Overdue for 180 days to 360 days	53,797	(9,747)	44,050	18.1%
- Overdue for more than 360 days	46,197	(31,897)	14,300	69.0%
Stage 2 and Stage 3 loans	364,353	(57,040)	307,313	15.7%

POCI	766,002	–	766,002	0.0%
Total individually insignificant mortgage loans	2,551,127	(57,344)	2,493,783	2.2%

	31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant consumer loans
- Not overdue	1,798,292	(145,890)	1,652,402	8.1%
- Overdue for less than 30 days	170,051	(69,279)	100,772	40.7%
Stage 1 loans	1,968,343	(215,169)	1,753,174	10.9%

Stage 2 and Stage 3 loans
- Not overdue	295	(295)	–	100.0%
- Overdue for less than 30 days	1,879	(834)	1,045	44.4%
- Overdue for 30 days to 90 days	136,782	(97,952)	38,830	71.6%
- Overdue for 90 days to 180 days	170,050	(170,050)	–	100.0%
- Overdue for 180 days to 360 days	251,667	(251,667)	–	100.0%
- Overdue for more than 360 days	168,277	(168,277)	–	100.0%
Stage 2 and Stage 3 loans	728,950	(689,075)	39,875	94.5%
Total individually insignificant consumer loans	2,697,293	(904,244)	1,793,049	33.5%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

	31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant car loans
- Not overdue	65,209	–	65,209	0.0%
- Overdue for less than 30 days	–	–	–	–
Stage 1 loans	65,209	–	65,209	0.0%

Stage 2 and Stage 3 loans
- Not overdue	–	–	–	–
- Overdue for less than 30 days	–	–	–	–
- Overdue for 30 days to 90 days	1,840	–	1,840	0.0%
- Overdue for 90 days to 180 days	–	–	–	–
- Overdue for 180 days to 360 days	–	–	–	–
- Overdue for more than 360 days	–	–	–	–
Stage 2 and Stage 3 loans	1,840	–	1,840	0.0%
Total individually insignificant car loans	67,049	–	67,049	0.0%

	31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loansless ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant credit cards
- Not overdue	386,593	(9,672)	376,921	2.5%
- Overdue for less than 30 days	417	(11)	406	2.6%
Stage 1 loans	387,010	(9,683)	377,327	2.5%

Stage 2 and Stage 3 loans
- Not overdue	67	(67)	–	100.0%
- Overdue for less than 30 days	–	–	–	–
- Overdue for 30 days to 90 days	8,594	(4,465)	4,129	52.0%
- Overdue for 90 days to 180 days	8,272	(8,272)	–	100.0%
- Overdue for 180 days to 360 days	7,651	(7,093)	558	92.7%
- Overdue for more than 360 days	65,541	(63,915)	1,626	97.5%
Stage 2 and Stage 3 loans	90,125	(83,812)	6,313	93.0%
Total individually insignificant credit cards	477,135	(93,495)	383,640	19.6%

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

	31 December 2019 (unaudited)
	Loans before ECL allowance	ECL allowance	Loans less ECL allowance	ECL allowance to gross loans before ECL allowance, (%)
Individually insignificant other loans secured by collateral
- Not overdue	27,818,295	(4,486)	27,813,809	0.0%
- Overdue for less than 30 days	1,557,125	(2,135)	1,554,990	0.1%
Stage 1 loans	29,375,420	(6,621)	29,368,799	0.0%

Stage 2 and Stage 3 loans
- Not overdue	430,809	(5,214)	425,595	1.2%
- Overdue for less than 30 days	111,046	–	111,046	0.0%
- Overdue for 30 days to 90 days	1,809,443	(1,333)	1,808,110	0.1%
- Overdue for 90 days to 180 days	589,157	(6,043)	583,114	1.0%
- Overdue for 180 days to 360 days	708,771	(34,037)	674,734	4.8%
- Overdue for more than 360 days	1,372,161	(520,823)	851,338	38.0%
Stage 2 and Stage 3 loans	5,021,387	(567,450)	4,453,937	11.3%

POCI	804,756	(13)	804,743	0.0%
Total individually insignificant other loans secured by collateral	35,201,563	(574,084)	34,627,479	1.6%

Analysis of movements in the ECL allowance

Analysis of movements in ECL allowance of loans that are individually insignificant for the six-month period ended 30 June 2020 are as follows:

Individually insignificant loans issued to	For the six-month period ended 30 June 2020 (unaudited)
small and medium-sized businesses	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	(10,409)	(4,495)	(171,677)	–	(186,581)
New assets originated or purchased	(2,302)	–	–	–	(2,302)
Assets derecognised or repaid (excluding write-offs)	1,933	1,992	5,730	–	9,655
Transfers to Stage 1	(2,159)	1,029	1,130	–	–
Transfers to Stage 2	8,243	(10,248)	2,005	–	–
Transfers to Stage 3	–	22,790	(22,790)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	(2,906)	(11,068)	(64,745)	–	(78,719)
Transfers between the levels as a result of changes in materiality of loans	(28)	−	8,900	–	8,872
Unwinding of discount	–	–	(19,993)	–	(19,993)
Amounts written off	–	–	28,683	–	28,683
Foreign exchange adjustments	–	–	–	–	–
ECL at 30 June 2020	(7,628)	–	(232,757)	–	(240,385)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

Analysis of movements in the ECL allowance (continued)

	For the six-month period ended 30 June 2020 (unaudited)
Individually insignificant mortgages	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	(304)	–	(57,040)	–	(57,344)
Assets derecognised or repaid (excluding write-offs)	70	–	10,521	–	10,591
Transfers to Stage 2	63	(63)	–	–	–
Transfers to Stage 3	–	120	(120)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	(1,146)	(58)	(2,384)	(701)	(4,289)
Changes to contractual cash flows due to modifications not resulting in derecognition	–	–	1	–	1
Unwinding of discount	–	–	(3,050)	–	(3,050)
Amounts written off	–	–	2,757	–	2,757
Foreign exchange adjustments	–	–	(134)	–	(134)
ECL at 30 June 2020	(1,317)	(1)	(49,449)	(701)	(51,468)

	For the six-month period ended 30 June 2020 (unaudited)
Individually insignificant consumer loans	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	(215,169)	(40,853)	(648,222)	–	(904,244)
New assets originated or purchased	(577)	–	–	–	(577)
Assets derecognised or repaid (excluding write-offs)	47,559	6,233	42,557	–	96,349
Transfers to Stage 1	(97,044)	66,754	30,290	–	–
Transfers to Stage 2	163,727	(167,422)	3,695	–	–
Transfers to Stage 3	782	168,047	(168,829)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	(65,311)	(98,004)	(37,646)	–	(200,961)
Unwinding of discount	–	–	(29,600)	–	(29,600)
Amounts written off	–	–	528,346	–	528,346
ECL at 30 June 2020	(166,033)	(65,245)	(279,409)	–	(510,687)

For the six-month period ended 30 June 2020 (unaudited)
Individually insignificant car loans	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	–	–	–	–	–
Impact on period end ECL of changes to models and inputs used for ECL calculations	–	–	–	–	–
ECL at 30 June 2020	–	–	–	–	–

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

Analysis of movements in the ECL allowance (continued)

	For the six-month period ended 30 June 2020 (unaudited)
Individually insignificant credit cards	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	(9,683)	(515)	(83,297)	–	(93,495)
New assets originated or purchased	(462)	–	–	–	(462)
Assets derecognised or repaid (excluding write-offs)	3,822	147	4,988	–	8,957
Transfers to Stage 1	(7,873)	3,482	4,391	–	–
Transfers to Stage 2	5,527	(5,957)	430	–	–
Transfers to Stage 3	140	6,226	(6,366)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	(60,801)	(4,821)	(10,425)	–	(76,047)
Changes to contractual cash flows due to modifications not resulting in derecognition	–	–	8	–	8
Unwinding of discount	–	–	(4,823)	–	(4,823)
Amounts written off	–	–	49,420	–	49,420
Foreign exchange adjustments	(2)	–	−	–	(2)
ECL at 30 June 2020	(69,332)	(1,438)	(45,674)	–	(116,444)

Individually insignificant other loans	For the six-month period ended 30 June 2020 (unaudited)
secured by collateral	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2020	(6,621)	(4,502)	(562,948)	(13)	(574,084)
New assets originated or purchased	(3,850)	–	–	–	(3,850)
Assets derecognised or repaid (excluding write-offs)	456	92	19,914	–	20,462
Transfers to Stage 2	2,052	(9,066)	7,014	–	–
Transfers to Stage 3	–	8,844	(8,844)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	5,187	(382)	(170,205)	(1,857)	(167,257)
Transfers between the levels as a result of changes in materiality of loans	–	–	40,862	–	40,862
Changes to contractual cash flows due to modifications not resulting in derecognition	–	–	40	40	80
Unwinding of discount	–	–	(55,588)	–	(55,588)
Amounts written off	–	–	96,671	–	96,671
Foreign exchange adjustments	–	–	(9,826)	–	(9,826)
ECL at 30 June 2020	(2,776)	(5,014)	(642,910)	(1,830)	(652,530)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

Analysis of movements in the ECL allowance (continued)

Analysis of movements in ECL allowance of loans that are individually insignificant for the six-month period ended 30 June 2019 are as follows:

	For the six-month period ended 30 June 2019 (unaudited)
Individually insignificant loans issued to small and medium-sized businesses	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	(4,763)	(307)	(96,107)	–	(101,177)
New assets originated or purchased	(6,232)	–	–	–	(6,232)
Assets derecognised or repaid (excluding write-offs)	512	553	3,842	–	4,907
Transfers to Stage 1	(1)	1	–	–	–
Transfers to Stage 2	3,711	(3,711)	–	–	–
Transfers to Stage 3	–	3,690	(3,690)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	(3,673)	(5,610)	(8,621)	–	(17,904)
Unwinding of discount	–	–	(8,210)	–	(8,210)
Amounts written off	–	–	979	–	979
Foreign exchange adjustments	30	–	(5)	–	25
ECL at 30 June 2019	(10,416)	(5,384)	(111,812)	–	(127,612)

	For the six-month period ended 30 June 2019 (unaudited)
Individually insignificant mortgage loans	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	(2,154)	(4,961)	(74,799)	(10)	(81,924)
New assets originated or purchased	–	–	–	(175)	(175)
Assets derecognised or repaid (excluding write-offs)	366	21	936	4	1,327
Transfers to Stage 1	(550)	550	–	–	–
Transfers to Stage 2	641	(1,191)	550	–	–
Transfers to Stage 3	–	5,666	(5,666)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	1,142	(85)	(48,668)	6	(47,605)
Unwinding of discount	–	–	(6,110)	–	(6,110)
Amounts written off	–	–	25,058	–	25,058
Foreign exchange adjustments	9	–	240	–	249
ECL at 30 June 2019	(546)	–	(108,459)	(175)	(109,180)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

Analysis of movements in the ECL allowance (continued)

	For the six-month period ended 30 June 2019 (unaudited)
Individually insignificant consumer loans	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	(339,085)	(27,885)	(492,480)	–	(859,450)
New assets originated or purchased	(35,973)	–	–	–	(35,973)
Assets derecognised or repaid (excluding write-offs)	75,090	4,651	15,036	–	94,777
Transfers to Stage 1	(46,599)	46,599	–	–	–
Transfers to Stage 2	82,545	(96,763)	14,218	–	–
Transfers to Stage 3	–	101,509	(101,509)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	8,843	(85,255)	(130,535)	–	(206,947)
Unwinding of discount	–	–	(31,294)	–	(31,294)
Recoveries	–	–	(2,135)	–	(2,135)
Amounts written off	–	–	364,471	–	364,471
Foreign exchange adjustments	–	–	3	–	3
ECL at 30 June 2019	(255,179)	(57,144)	(364,225)	–	(676,548)

	For the six-month period ended 30 June 2019 (unaudited)
Individually insignificant car loans	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	(2)	–	–	–	(2)
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	1	–	–	–	1
ECL at 30 June 2019	(1)	–	–	–	(1)

	For the six-month period ended 30 June 2019 (unaudited)
Individually insignificant credit cards	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	(10,930)	(4,004)	(86,754)	–	(101,688)
New assets originated or purchased	(5,921)	–	–	–	(5,921)
Assets derecognised or repaid (excluding write-offs)	5,602	2,044	13,118	–	20,764
Transfers to Stage 1	(3,905)	3,905	–	–	–
Transfers to Stage 2	1,423	(4,373)	2,950	–	–
Transfers to Stage 3	–	1,616	(1,616)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	(150)	(148)	(7,204)	–	(7,502)
Unwinding of discount	–	–	(10,399)	–	(10,399)
Amounts written off	–	–	10,924	–	10,924
Foreign exchange adjustments	3	–	–	–	3
ECL at 30 June 2019	(13,878)	(960)	(78,981)	–	(93,819)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Quality of individually insignificant loans (continued)

Analysis of movements in the ECL allowance (continued)

Individually insignificant other loans	For the six-month period ended 30 June 2019 (unaudited)
secured by collateral	Stage 1	Stage 2	Stage 3	POCI	Total

ECL at 1 January 2019	(4,150)	(4,305)	(210,498)	(361)	(219,314)
New assets originated or purchased	(6,114)	–	–	–	(6,114)
Assets derecognised or repaid (excluding write-offs)	628	273	25,516	48	26,465
Transfers to Stage 1	(689)	689	–	–	–
Transfers to Stage 2	300	(861)	561	–	–
Transfers to Stage 3	–	149	(149)	–	–
Impact on period end ECL of exposures transferred between stages and changes to inputs used for ECL calculations during the period	869	(5,486)	(181,671)	(89)	(186,377)
Unwinding of discount	–	–	(15,649)	–	(15,649)
Amounts written off	–	–	76,049	–	76,049
Foreign exchange adjustments	1	1	778	–	780
ECL at 30 June 2019	(9,155)	(9,540)	(305,063)	(402)	(324,160)

As at 30 June 2020, the Group introduced certain changes in its process of estimation of expected credit losses in the context of the ongoing COVID-19 pandemic. In particular, it has revised indicators of significant increase in credit risk and does not automatically consider the credit risk to have significantly increased in the case of a loan modification being part of the Government support measures. The Group also updated forward looking information, including forecasts of macroeconomic indicators. The Group applied additional adjustments to the probability of default on credit cards in Stage 1 to appropriately reflect the uncertainty associated with the COVID-19 pandemic outbreak. As a result of the above changes for the six-month period ended 30 June 2020, credit loss expenses increased by KZT 102,374 thousand.

Analysis of collateral and other enhancements

The amount and type of collateral required depends on an assessment of the credit risk of the counterparty. Guidelines are implemented regarding the acceptability of types of collateral and valuation parameters.

The main types of collateral obtained are as follows:

●
For corporate lending – real estate properties, production equipment, inventory and trade receivables;

●
For retail lending – residential properties, transport, cash and cash equivalents and guarantees of third parties. Management monitors the market value of collateral, requests additional collateral in accordance with the underlying agreement, and monitors the market value of collateral obtained during its review of the adequacy of the allowance for expected credit losses.

Repossessed collateral

It is the Group’s policy to dispose of repossessed properties in an orderly fashion. The proceeds are used to reduce or repay the outstanding claim. In general, the Group does not occupy repossessed properties for business use. The carrying value of the assets repossessed during the period and held as at the reporting date is as follows:

	30 June 2020 (unaudited)	31 December 2019 (unaudited)

Buildings and land	2,334,229	1,696,831
Total repossessed collateral	2,334,229	1,696,831

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Concentration of loans to customers

Loans were issued primarily to customers located within the Republic of Kazakhstan operating in the following economic sectors:

	30 June 2020 (unaudited)	31 December 2019 (unaudited)

Individuals	38,852,759	43,345,908
Trade of consumer goods	8,501,550	8,952,934
Services	6,359,615	6,049,526
Real estate transactions and rent	4,989,146	5,240,497
Industrial constructions	1,841,769	1,966,673
Medicine, science and education	1,232,705	1,248,787
Production and sale of cars, machinery and equipment	935,437	903,853
Transport and logistics services	851,288	958,895
Financial services	772,606	1,128,957
Extraction and processing of mineral resources, metal and chemical industry	756,465	726,254
Civil engineering	629,848	681,931
Agriculture	250,502	274,040
Manufacturing sector	184,283	228,184
Telecommunication	158,854	130,296
Other	10,555	11,948
	66,327,382	71,848,683

ECL allowance	(3,821,022)	(3,724,356)
	62,506,360	68,124,327

As at 30 June 2020 and 31 December 2019, the Group has no borrowers or groups of connected borrowers whose loan balances exceed 10% of total loans to customers.

Restructured and modified loans

The Group derecognises a financial asset, such as a loan to a customer, when the terms and conditions have been renegotiated to the extent that, substantially, it becomes a new loan, with the difference recognised as a derecognition gain or loss, to the extent that an impairment loss has not already been recorded. The newly recognised loans are classified as Stage 1 for ECL measurement purposes, unless the new loan is deemed to be POCI. If the modification does not result in cash flows that are substantially different, the modification does not result in derecognition. Based on the change in cash flows discounted at the original EIR, the Group records a modification gain or loss, to the extent that an impairment loss has not already been recorded.

As at 30 June 2020 and 31 December 2019, POCI loans to customers of the Bank comprise loans recognised by the Bank as a result of revising the terms of loan agreements as part of the state program to refinance mortgage loans. The loss from derecognition of modified loans recorded in the interim condensed consolidated statement of comprehensive income for the six-month period ended 30 June 2020 amounted to KZT nil (six-month period ended 30 June 2019: KZT 26,714 thousand).

The table below includes Stage 2 and 3 assets that were modified during the period, with the related modification loss suffered by the Group.

	For the six-month period ended 30 June
	2020 (unaudited)	2019 (unaudited)
Loans modified during the period
Amortised cost before modification	11,395,418	2,357,292
Net loss from modification that does not result in derecognition	(28,986)	(47,932)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

6.  Loans to customers (continued)

Restructured and modified loans (continued)

Below is the information on loans to customers that were granted deferral of payments due to quarantine announcement in view of the COVID-19 pandemic for up to three months:

For the six-month period ended 30 June 2020 (unaudited)
Loans modified during the period
Amortised cost before modification	39,302,108
Net loss from modification that does not result in derecognition	(107,296)

7.
Investment securities

Investment securities comprise:

	30 June 2020 (unaudited)	31 December 2019 (unaudited)
Debt securities at amortised cost
Treasury bills of the Ministry of Finance of the Republic of Kazakhstan rated BBB-	3,981,863	3,793,622
ECL allowance	(9,671)	(8,577)
Investment securities measured at amortised cost	3,972,192	3,785,045

Debt securities at FVOCI
Discount notes of the NBRK rated at BBB-	1,656,241	–
ECL allowance	(570)	–
Investment securities measured at FVOCI	1,655,671	–
Investment securities	5,627,863	3,785,045

An analysis of changes in the ECL allowance in relation to debt securities at amortised cost for the six-month periods ended 30 June 2020 and 2019 is as follows:

	For the six-month period ended 30 June
Debt securities at amortised cost	2020 (unaudited)	2019 (unaudited)

ECL allowance as at 1 January	(8,577)	–
Net change in the allowance for the year (Note 16)	(613)	–
Foreign exchange adjustments	(481)	–
At 30 June	(9,671)	–

An analysis of changes in the ECL allowance in relation to debt securities at FVOCI for the six-month periods ended 30 June 2020 and 2019 is as follows:

	For the six-month period ended 30 June
Debt securities at FVOCI	2020 (unaudited)	2019 (unaudited)

ECL allowance as at 1 January	–	(179)
Net change in the allowance for the year (Note 16)	(570)	179
At 30 June	(570)	–

As at 30 June 2020 and 31 December 2019, investment securities are allocated to Stage 1 for ECL measurement purposes.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

8. Other assets

Other assets comprise:

	30 June 2020 (unaudited)	31 December 2019 (unaudited)

Other receivables	659,488	641,992
Accounts receivable from debt recovery firm	91,408	–
ECL allowance	(22,775)	(34,562)
Other financial assets	728,121	607,430

Repossessed collateral	2,334,229	1,696,831
Prepaid expenses	470,145	485,264
Taxes prepaid other than corporate income tax	79,297	44,777
Prepayment for property and equipment and intangible assets	2,278	77,950
Other	47,075	50,089
Total other non-financial assets	2,933,024	2,354,911
Other assets	3,661,145	2,962,341

Other receivables represent claims to buyers of property, previously received to repay loans to customers sold, which were on an instalment payment terms in the amount of KZT 600,565 thousand as at 30 June 2020 (31 December 2019: KZT 525,772 thousand).

Accounts receivable from debt recovery firm represent receivables on sold loans to customers in the amount of KZT 91,408 thousand as at 30 June 2020 and due by the end of 2020.

During the six-month period ended 30 June 2020, the Group repossessed pledged collateral against repayment of borrowers’ debts in the amount of KZT 835,553 thousand (the six-month period ended 30 June 2019: KZT 39,067 thousand) and sold the repossessed collateral with a total carrying amount of KZT 198,155 thousand (the six-month period ended 30 June 2019: KZT 327,956 thousand), including those sold without installment payment in the amount of KZT 13,644 thousand (the six-month period ended 30 June 2019: KZT 6,793 thousand), property with a carrying amount of KZT 184,511 thousand sold on installment payment terms (the six-month period ended 30 June 2019: KZT 287,723 thousand), and returned the repossessed collateral to borrowers with a carrying amount of KZT nil as part of the program to refinance mortgage loans to customers (the six-month period ended 30 June 2019: KZT 33,440 thousand).

An analysis of changes in the unaudited ECLs for other financial assets for the six-month period ended 30 June 2020 is as follows:

	Stage 1	Stage 3	Total

ECL allowance as at 1 January 2020	(1,812)	(32,750)	(34,562)
Net change in the allowance for the period (Note 16)	(3,427)	15,351	11,924
Foreign exchange adjustments	(137)	–	(137)
ECL allowance as at 30 June 2020	(5,376)	(17,399)	(22,775)

An analysis of changes in the unaudited ECLs for other financial assets for the six-month period ended 30 June 2019 is as follows:

	Stage 1	Stage 3	Total

ECL allowance as at 1 January 2019	(12,578)	–	(12,578)
Net change in the allowance for the period (Note 16)	7,914	(25,913)	(17,999)
Foreign exchange adjustments	17	–	17
ECL allowance as at 30 June 2019	(4,647)	(25,913)	(30,560)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

9. Taxation

The corporate income tax expense comprises:

	For the three-month period ended		For the six-month period ended
	30 June 2020 (unaudited)	30 June 2019 (unaudited)	30 June 2020 (unaudited)	30 June 2019 (unaudited)

Current corporate income tax expense	35,326	82,562	206,804	165,123
Deferred corporate income tax expense − origination and reversal of temporary differences	71,902	24,514	84,375	127,680
Corporate income tax expense	107,228	107,076	291,179	292,803

As at 30 June 2020, current corporate income tax liabilities amounted to KZT 11,121 thousand (31 December 2019: KZT 209,187 thousand).

As at 30 June 2020, deferred corporate income tax liabilities amounted to KZT 1,361,420 thousand (31 December 2019: KZT 1,277,045 thousand).

10. Amounts due to banks and other financial institutions

Amounts due from banks and other credit institutions comprise:

	30 June2020 (unaudited)	31 December 2019 (unaudited)

Loans and deposits from governmental organisations	6,888,308	7,933,858
Loans from international financial institutions	397,815	1,177,661
Amounts due to banks and other credit institutions	7,286,123	9,111,519

As at 30 June 2020, loans from public institutions included loans from Entrepreneurship Development Fund “Damu” JSC in the amount of KZT 4,593,479 thousand (31 December 2019: KZT 5,721,225 thousand) as part of the state program for supporting small and medium-sized businesses by the banking sector, as well as deposits in the amount of KZT 310,882 thousand received from Kazakhstan Sustainability Fund JSC as part of the state program to refinance mortgage loans to customers (31 December 2019: KZT 292,258 thousand). Deposits attracted by the Group from Kazakhstan Sustainability Fund JSC are expressed in tenge, have a nominal interest rate of 0.1% per annum and are repayable in 2038. The funds were received in 2018-2019 at below-market interest rates to recover losses from refinancing mortgage loans to customers on non-market terms. The loans attracted from Entrepreneurship Development Fund “Damu” JSC are denominated in tenge, bear interest rates of 3.00% to 9.58% per annum and mature in 2022-2023.

As at 30 June 2020, loans from international financial organisations comprise loans received from the European Bank for Reconstruction and Development in the amount of KZT 397,815 thousand (31 December 2019: KZT 1,177,661 thousand). The loans are denominated in tenge, bear interest rate of 9.25% per annum and mature in 2020.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

11. Amounts due to customers

The amounts due to customers include the following:

	30 June2020 (unaudited)	31 December 2019 (unaudited)
Current accounts and demand deposits
- Retail customers	1,604,775	2,435,282
- Corporate customers	21,577,882	16,458,064

Time deposits
- Retail customers	29,734,837	33,629,202
- Corporate customers	31,901,661	30,225,503

Guarantee deposits
- Retail customers	1,075,280	1,659,251
- Corporate customers	1,472,771	1,394,996
	87,367,206	85,802,298

Held as security against loans to customers	1,154,438	1,441,500
Held as security against guarantees (Note 20)	1,393,613	1,612,747

Below is the breakdown of due to customers by industry sectors:

	30 June 2020 (unaudited)		31 December 2019 (unaudited)
	Amount	%	Amount	%

Individuals	32,414,892	37,10%	37,723,735	44,00%
Production	10,600,427	12,10%	2,853,421	3,30%
Financial services	6,393,591	7,30%	3,261,913	3,80%
Lease	5,511,651	6,30%	6,361,162	7,40%
Construction	4,206,907	4,80%	4,401,961	5,10%
Mining industry	3,356,742	3,80%	6,144,578	7,20%
Asset management	3,233,077	3,70%	2,293,143	2,70%
Trade	2,947,727	3,40%	2,897,089	3,40%
Professional services	2,742,837	3,10%	2,757,236	3,20%
Transportation	2,427,520	2,80%	2,811,617	3,30%
Insurance	1,569,232	1,80%	3,655,804	4,30%
Real Estate	1,393,106	1,60%	1,260,626	1,50%
Communication and information	976,292	1,10%	1,119,107	1,30%
Education	852,527	1,00%	1,772,274	2,10%
Non-profit entities	784,901	0,90%	915,066	1,10%
Medical services	492,621	0,60%	172,904	0,20%
Electrical power	401,944	0,50%	919,085	1,10%
Agriculture	368,346	0,40%	310,290	0,40%
Other	6,692,866	7,70%	4,171,287	4,60%
Amounts due to customers	87,367,206	100,00%	85,802,298	100,00%

As at 30 June 2020, the Group had ten major clients, which accounted for 35% of the gross balance of current accounts and deposits of clients (31 December 2019: 26%). The total aggregate amount due to such customers as at 30 June 2020 was KZT 30,441,471 thousand (31 December 2019: KZT 22,395,695 thousand).

In accordance with the Kazakh Civil Code of the Republic of Kazakhstan, the Group is obliged to repay such deposits upon demand of a depositor. According to the current conditions for accepting deposits, in cases where the term deposit is returned to the depositor upon request before the expiration of the term, the deposit interest is paid for the actual period of placing the deposit.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

12. Subordinated debt

Subordinated debt consisted of the following:

	30 June 2020 (unaudited)	31 December 2019 (unaudited)

Long-term loans	2,308,142	2,263,255
Debt component of preferred shares	1,040,000	1,040,000
Subordinated debt	3,348,142	3,303,255

Details on long-term subordinated debt received are provided below:

Creditor	Borrowing currency	The nominal interest rate	Date of issue	Maturity	30 June 2020 (unaudited)	31 December 2019 (unaudited)

Global Development LLP	Tenge	7,00%	20 June 2011	24 July 2033	844,626	837,009
Maglink Limited	US dollar	3,00%	28 June 2011	20 June 2033	392,001	364,364
Global Development LLP	Tenge	7,00%	23 June 2011	24 July 2033	29,716	29,448
Global Development LLP	Tenge	7,00%	29 August 2016	24 July 2033	1,041,799	1,032,434
					2,308,142	2,263,255

In December 2010 the Group placed 1,000,000 preferred shares at the placement value of KZT 1,000 per share. These preferred shares do not have any voting rights unless payment of preferred dividends has been delayed for three months and carry a cumulative dividend of a minimum of 8% per annum, but not less than dividends on ordinary shares.

In accordance with IAS 32, if the non-redeemable preferred share establishes a contractual right to a dividend, it contains a financial liability in respect of the dividends, whereby the net present value of the obligation to distribute dividends is shown as a liability and the balance of the issue proceeds as equity. During the six-month periods ended 30 June 2020 and 2019, the dividend expense on preferred shares amounted to KZT 40,000 thousand and was classified as interest expense in accordance with IAS 32.

13. Other liabilities

Other liabilities comprise:

	30 June 2020 (unaudited)	31 December 2019 (unaudited)

Payables to suppliers	102,121	74,332
Other financial liabilities	114,779	55,655
Other financial liabilities	216,900	129,987

Accrued expenses on bonuses	89,216	443,279
Fees and commissions on issued guarantees	37,469	13,255
Other taxes payable other than corporate income tax	20,920	7,343
Accrued unused vacations reserves	20,868	19,964
Other non-financial liabilities	757	224
Total other non-financial liabilities	169,230	484,065
Total other liabilities	386,130	614,052

14. Equity

As at 30 June 2020 and 31 December 2019, the Bank has 13,500,000 authorised ordinary shares. As at 30 June 2020 and 31 December 2019, outstanding ordinary shares in the amount of 9,356,140 pieces were fully paid by the shareholders at the price of placement of KZT 1 thousand per one ordinary share.

There were no dividends declared or paid on ordinary shares during the six-month periods ended 30 June 2020 and 2019.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

14.  Equity (continued)

The carrying value of one common share calculated in accordance with the methodology indicated in the Listing Rules of Kazakhstan Stock Exchange as at 30 June 2020 and 31 December 2019 is presented below:

	30 June 2020 (unaudited)			31 December 2019 (unaudited)
Type of shares	Number of outstanding shares	Net assets (thousands of tenge)	Book value per share (tenge)	Number of outstanding shares	Net assets (thousands of tenge)	Book value per share (tenge)

Ordinary	9,356,140	16,050,647	1,715,52	9,356,140	15,000,818	1,603,31

Revaluation reserve for property and equipment

The revaluation reserve for property and equipment is used to record increases in the fair value of land and buildings and decreases to the extent that such decrease relates to an increase on the same asset previously recognised in equity.

As at 30 June 2020, the Group’s property and equipment revaluation reserve is KZT 755,767 thousand (31 December 2019: KZT 761,249 thousand).

15. Interest income and interest expense

Interest income and interest expense comprise:

	For the three-month period ended		For the six-month period ended
	30 June 2020 (unaudited)	30 June 2019 (unaudited)	30 June 2020 (unaudited)	30 June 2019 (unaudited)

Interest income calculated using effective interest rate
Loans to customers	2,678,349	3,341,171	5,638,257	6,739,401
Cash and cash equivalents	4,935	75,919	111,021	153,584
Amounts due from banks and other financial institutions	1,157	715	1,732	1,894
Investment securities
- Measured at amortised cost	25,347	–	49,381	–
- Measured at FVOCI	40,161	32,022	57,814	72,954
Other assets	21,319	17,078	41,234	32,279
Interest income	2,771,268	3,466,905	5,899,439	7,000,112

Interest expense calculated using effective interest rate
Amounts due to customers	(1,091,904)	(1,599,483)	(2,385,764)	(3,317,342)
Amounts due to banks and other financial institutions	(147,550)	(203,893)	(317,606)	(420,749)
Subordinated debt	(94,568)	(97,804)	(187,275)	(181,991)
Other interest expense	(74)	–	(247)	–
	(1,334,096)	(1,901,180)	(2,890,892)	(3,920,082)

Lease liability	(4,429)	(11,423)	(9,873)	(22,058)
Interest expense	(1,338,525)	(1,912,603)	(2,900,765)	(3,942,140)
Net interest income	1,432,743	1,554,302	2,998,674	3,057,972

During the six-month period ended 30 June 2020, interest income on loans to customer comprises a loss from modification that does not result in derecognition in the amount of KZT 120,912 thousand (six-month period ended 30 June 2020: KZT 47,932 thousand) (Note 6).

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

16. Credit loss expense

Unuadited credit loss expense on financial instruments for the six-month period ended 30 June 2020 comprise the following:

		For the six-month period ended 30 June 2020(unaudited)
	Notes	Stage 1	Stage 2	Stage 3	POCI	Total

Cash and cash equivalents		(6,517)	–	–	–	(6,517)
Amounts due from banks and other financial institutions		(176)	–	–	–	(176)
Loans to customers	6	(59,552)	(118,789)	(364,258)	(2,545)	(545,144)
Debt securities at amortised cost	7	(613)	–	–	–	(613)
Debt securities at FVOCI	7	(570)	–	–	–	(570)
Other financial assets	8	(3,427)	–	15,351	–	11,924
Total credit loss expense		(70,855)	(118,789)	(348,907)	(2,545)	(541,096)

Unuadited credit loss expense on financial instruments for the six-month period ended 30 June 2019 comprise the following:

		For the six-month period ended 30 June 2019(unaudited)
	Notes	Stage 1	Stage 2	Stage 3	POCI	Total

Cash and cash equivalents		3,702	–	–	–	3,702
Amounts due from banks and other financial institutions		85	–	–	–	85
Loans to customers	6	37,103	(91,036)	(639,625)	(402)	(693,960)
Debt securities at FVOCI	7	179	–	–	–	179
Other financial assets	8	7,914	–	(25,913)	–	(17,999)
Total credit loss expense		48,983	(91,036)	(665,538)	(402)	(707,993)

Unuadited credit loss expense on financial instruments for the three-month period ended 30 June 2020 comprise the following:

		For the three-month period ended 30 June 2020(unaudited)
	Notes	Stage 1	Stage 2	Stage 3	POCI	Total

Cash and cash equivalents		(6,855)	–	–	–	(6,855)
Amounts due from banks and other financial institutions		1,692	–	–	–	1,692
Loans to customers		(56,558)	(87,560)	(296,262)	(804)	(441,184)
Debt securities at amortised cost		(485)	–	–	–	(485)
Debt securities at FVOCI		1,200	–	–	–	1,200
Other financial assets		(2,431)	–	(1,561)	–	(3,992)
Total credit loss expense		(63,437)	(87,560)	(297,823)	(804)	(449,624)

Unuadited credit loss expense on financial instruments for the three-month period ended 30 June 2019 comprise the following:

		For the three-month period ended 30 June 2019(unaudited)
	Notes	Stage 1	Stage 2	Stage 3	POCI	Total

Cash and cash equivalents		1,438	–	–	–	1,438
Amounts due from banks and other financial institutions		(309)	–	–	–	(309)
Loans to customers		97,692	(26,017)	(472,007)	(233)	(400,565)
Debt securities at FVOCI		850	–	–	–	850
Other financial assets		332	–	–	–	332
Total credit loss expense		100,003	(26,017)	(472,007)	(233)	(398,254)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

17. Net fee and commission income

Net fee and commission income comprises:

	For the three-month period ended		For the six-month period ended
	30 June 2020 (unaudited)	30 June 2019 (unaudited)	30 June 2020 (unaudited)	30 June 2019 (unaudited)

Payment cards	95,406	99,099	334,969	156,960
Cash operations	72,914	202,482	190,560	367,041
Settlements operations	78,043	108,268	160,544	200,674
Guarantees issued	66,501	88,722	125,869	154,872
Opening and maintenance of customer accounts	20,575	21,842	42,590	43,190
Foreign currency transactions	16,911	19,933	29,758	38,771
Other	13,583	22,163	27,329	39,663
Fee and commission income	363,933	562,509	911,619	1,001,171

Transactions on customers card accounts	(134,357)	(130,932)	(461,740)	(208,792)
Settlements operations	(13,970)	(19,241)	(29,473)	(36,588)
Foreign currency transactions	(4,918)	–	(4,918)	–
Securities operations	(813)	(264)	(1,447)	(370)
Other	(2,914)	(10,369)	(8,955)	(21,059)
Fee and commission expense	(156,972)	(160,806)	(506,533)	(266,809)
Net fee and commission income	206,961	401,703	405,086	734,362

18. Personnel and administrative and other operating expenses

Personnel and administrative and other operating expenses comprise:

	For the three-month period ended		For the six-month period ended
	30 June 2020 (unaudited)	30 June 2019 (unaudited)	30 June 2020 (unaudited)	30 June 2019 (unaudited)

Salaries and bonuses	415,080	557,046	951,669	1,111,565
Social security contributions	41,451	46,752	89,668	94,015
Personnel expenses	456,531	603,798	1,041,337	1,205,580

Depreciation and amortisation	101,215	99,587	201,723	197,189
Technical support and software	76,282	56,394	150,606	111,480
Taxes other than corporate income tax	57,097	49,832	122,062	107,881
Membership fees	51,651	41,834	84,907	83,110
Professional services	32,501	15,432	74,250	40,253
Security	24,242	24,622	51,976	46,844
Communication and information services	17,125	18,241	34,124	34,370
Advertising and marketing	5,502	29,852	31,778	57,948
Utilities	7,372	8,826	26,629	27,031
Rent	8,019	14,425	24,288	28,569
Repair and maintenance	9,061	28,734	19,809	40,638
Office supplies	2,148	3,894	6,063	7,560
Plastic cards issuance	1,839	2,170	5,013	15,431
Business trips	269	3,498	2,876	5,708
Transportation	889	1,065	1,971	2,190
Representation expenses	194	834	675	1,475
Fines and penalties	40	–	40	505
Charity	–	150	–	150
Loss on disposal of property and equipment	59	–	59	–
Other	24,894	51,411	43,028	104,260
Administrative and other operating expenses	420,399	450,801	881,877	912,592

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

19. Earnings per share

Basic earnings per share is calculated by dividing the net profit for the period attributable to ordinary shareholders by the weighted average number of participating shares outstanding during the period.

The following reflects the income and share data used in the basic and diluted earnings per share computations:

	For the three-month period ended		For the six-month period ended
	30 June 2020 (unaudited)	30 June 2019 (unaudited)	30 June 2020 (unaudited)	30 June 2019 (unaudited)

Net profit for the period attributable to the shareholder of the Group	329,041	700,761	1,082,348	1,116,365
Weighted average number of ordinary shares for basic and diluted earnings per share computation	9,356,140	9,356,140	9,356,140	9,356,140
Basic and diluted earnings per share (in tenge)	35,17	74,90	115,68	119,32

As at 30 June 2020 and 31 December 2019, the Group did not have any financial instruments diluting earnings per share.

20. Commitments and contingencies

Operating environment

The Republic of Kazakhstan continues economic reforms and development of its legal, tax and regulatory frameworks as required by a market economy. The future stability of the Kazakhstani economy is largely dependent upon these reforms and developments and the effectiveness of economic, financial and monetary measures undertaken by the government.

The economy of the Republic of Kazakhstan is negatively affected by the decline in oil prices and the depreciation of the tenge against the US dollar and euro. The tenge interest rates remain high. These factors result in a reduced access to capital, a higher cost of capital, and increase in uncertainty regarding economic growth, which could negatively affect the Group’s future financial position, results of operations and business prospects. Management believes it is taking appropriate measures to support the sustainability of the Group’s business in the current circumstances.

As the COVID-19 outbreak continues there remains uncertainty about further developments of pandemic duration and the extent of the possible economic recovery in the nearest future. Government responses, their corresponding effects are still evolving, and the Group’s management continues its estimation of increased risks and effects of the pandemic and the measures taken by the government.

Legal

The Group is subject to various potential legal proceedings related to business operations. The Group believes that the ultimate liability, if any, arising from such actions or complaints will not have a material adverse effect on the financial position or results of operations of the Group.

The Group assesses the likelihood of material liabilities arising from individual circumstances and makes provision in its interim condensed consolidated financial statements only where it is probable that events giving rise to the liability will occur and the amount of the liability can be reasonably estimated. No provision has been made in these interim condensed consolidated financial statements for any of the contingent liabilities.

Taxation

The tax environment in the Republic of Kazakhstan is subject to change and inconsistent application and interpretations. Discrepancies in the interpretation of Kazakhstan laws and regulations of the Group and Kazakhstan authorised bodies may result in additional charge of taxes, fines and penalties.

Kazakhstan legislation and tax practices are continually evolving and are therefore subject to varying interpretations and frequent changes that may be retroactive. In certain cases, in order to determine the tax base, tax legislation refers to the provisions of IFRS, whereas the interpretation of the respective provisions of IFRS by the Kazakh tax authorities may differ from accounting policies, judgements and estimates applied by the management in preparation of these interim condensed consolidated financial statements, which may result in additional tax liabilities for the Group. The tax authorities may perform a retrospective tax audit during five years after the ending of the tax year.

The Group’s management believes that its interpretations of the relevant legislation are acceptable and the Group’s tax position is justified.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

20.  Commitments and contingencies (continued)

Commitments and contingencies

The Group’s commitments and contingencies comprised the following:
	30 June 2020 (unaudited)	31 December 2019 (unaudited)
Credit related commitments
Guarantees issued	5,129,314	6,084,259
Undrawn credit lines	2,438,318	2,705,380
	7,567,632	8,789,639

Capital expenditure commitments	2,311	16,711
Commitments and contingencies before deducting collateral	7,569,943	8,806,350

Less amounts due to customers held as security against guarantees (Note 11)	(1,393,613)	(1,612,747)
Commitments and contingencies	6,176,330	7,193,603

The total amount of contractual commitments on undrawn credit lines and guarantees does not necessarily represent future cash requirements, as these financial instruments may expire or terminate without being funded. The loan commitment agreements stipulate the right of the Group to unilaterally withdraw from the agreement should any conditions unfavourable to the Group arise, including deterioration of the borrower’s financial condition.

21. Fair value measurement

Fair value measurement procedures

For the purpose of significant assets evaluation, such as real estate, external appraisers are engaged. The Group’s Managing Board decides is external appraisers should be engaged. Selection criteria include market knowledge, reputation, independence and whether professional standards are maintained.

At each reporting date, the Group analyses the movements in the values of assets and liabilities which are required to be re-measured or re-assessed as per the Group’s accounting policies. For this analysis, the Group verifies the major inputs applied in the latest valuation by agreeing the information in the valuation computation to contracts and other relevant documents. The Group, in conjunction with the Group’s external valuers, also compares each the changes in the fair value of each asset and liability with relevant external sources to determine whether the change is reasonable.

Fair value hierarchy

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:

●
Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities;

●
Level 2: other techniques for which all inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly; and

●
Level 3: techniques which use inputs which have a significant effect on the recorded fair value that are not based on observable market data.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

21.  Fair value measurement (continued)

Fair value hierarchy (continued)

For the purpose of fair value disclosures, the Group has determined classes of assets and liabilities on the basis of the nature, characteristics and risks of the asset or liability and the level of the fair value hierarchy as explained above.

		Fair value measurement using
30 June 2020 (unaudited)	Date of valuation	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant non-observable inputs (Level 3)	Total

Assets measured at fair value
Property and equipment – land and buildings	12 October 2016	–	5,474,444	–	5,474,444
Investment securities measured at FVOCI	30 June 2020	1,655,671	–	–	1,655,671

Liabilities measured at fair value
Financial instruments at fair value through profit or loss	30 June 2020	593	–	–	593

Assets for which fair value is disclosed
Cash and cash equivalents	30 June 2020	36,989,406	–	–	36,989,406
Amounts due from banks and other financial institutions	30 June 2020	–	839,452	–	839,452
Investment securities measured at amortised cost	30 June 2020	3,995,157	–	–	3,995,157
Loans to customers	30 June 2020	–	–	68,904,240	68,904,240
Other financial assets	30 June 2020	–	–	711,966	711,966

Liabilities whose fair value is disclosed
Amounts due to banks and other financial institutions	30 June 2020	–	6,913,984	–	6,913,984
Amounts due to customers	30 June 2020	–	87,486,840	–	87,486,840
Subordinated debt	30 June 2020	–	3,762,967	–	3,762,967
Lease liabilities	30 June 2020	–	173,014	–	173,014
Other financial liabilities	30 June 2020	–	–	216,900	216,900

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

21.  Fair value measurement (continued)

Fair value hierarchy (continued)

		Fair value measurement using
31 December 2019 (unaudited)	Date of valuation	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant non-observable inputs (Level 3)	Total

Assets measured at fair value
Property and equipment – land and buildings	12 October 2016	–	5,517,342	–	5,517,342

Liabilities measured at fair value
Financial instruments at fair value through profit or loss	31 December 2019	9,626	–	–	9,626

Assets for which fair value is disclosed
Cash and cash equivalents	31 December 2019	33,448,522	–	–	33,448,522
Amounts due from banks and other financial institutions	31 December 2019	–	776,208	–	776,208
Loans to customers	31 December 2019	–	–	76,825,946	76,825,946
Investment securities measured at amortised cost	31 December 2019	3,837,476	–	–	3,837,476
Other financial assets	31 December 2019	–	–	581,815	581,815

Liabilities whose fair value is disclosed
Amounts due to banks and other financial institutions	31 December 2019	–	9,028,965	–	9,028,965
Amounts due to customers	31 December 2019	–	86,220,104	–	86,220,104
Subordinated debt	31 December 2019	–	3,660,095	–	3,660,095
Lease liabilities	31 December 2019	–	226,456	–	226,456
Other financial liabilities	31 December 2019	–	–	129,987	129,987

During the six-month periods ended 30 June 2020 and 2019, there was no movement between levels of the hierarchy model of the fair value for financial assets and liabilities shown at fair value.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

21.  Fair value measurement (continued)

Fair value of financial assets and liabilities not carried at fair value

Set out below is a comparison by class of the carrying amounts and fair values of the Group’s financial instruments that are not carried at fair value in the interim condensed consolidated statement of financial position. The table does not include the fair values of non-financial assets and non-financial liabilities.

	30 June 2020 (unaudited)			31 December 2019 (unaudited)
	Carrying amount	Fair value	Unrecog-nised gain/(loss)	Carrying amount	Fair value	Unrecog-nised gain/(loss)
Financial assets
Cash and cash equivalents	36,989,406	36,989,406	–	33,448,522	33,448,522	–
Amounts due from banks and other financial institutions	839,452	839,452	–	776,208	776,208	–
Loans to customers	62,506,360	68,904,240	6,397,880	68,124,327	76,825,946	8,701,619
Investment securities measured at amortised cost	3,972,192	3,995,157	22,965	3,785,045	3,837,476	52,431
Other financial assets	728,121	711,966	(16,155)	607,430	581,815	(25,615)

Financial liabilities
Amounts due to banks and other financial institutions	7,286,123	6,913,984	372,139	9,111,519	9,028,965	82,554
Amounts due to customers	87,367,206	87,486,840	(119,634)	85,802,298	86,220,104	(417,806)
Subordinated debt	3,348,142	3,762,967	(414,825)	3,303,255	3,660,095	(356,840)
Lease liabilities	173,014	173,014	–	226,456	226,456	–
Other financial liabilities	216,900	216,900	–	129,987	129,987	–
Total unrecognised change in unrealised fair value			6,242,370			8,036,343

Valuation techniques and assumptions

The following describes the methodologies and assumptions used to determine fair values for those assets and liabilities recorded at fair value in the interim condensed consolidated financial statements, and items, which are not assessed at fair value in the interim condensed consolidated statement of financial position, but the fair value of which is disclosed.

Assets for which fair value approximates carrying value

For financial assets and financial liabilities that are liquid or having a short-term maturity (less than three months) it is assumed that the carrying amounts approximate to their fair value. This assumption is also applied to demand deposits and savings accounts without a specific maturity.

Financial assets and financial liabilities carried at amortised cost

Fair value of the quoted notes and bonds is based on price quotations at the reporting date. The fair value of unquoted instruments, loans to customers, customer funds, amounts due from banks and other financial institutions, amounts due to banks and other financial institutions, subordinated debt, other financial assets and liabilities is estimated by discounting future cash flows using rates currently available for debt on similar terms, credit risk and remaining maturities.

Property and equipment – land and buildings

The fair value of land and buildings owned by the Group is based on valuations performed by an accredited independent valuer. The fair value of the Group’s land and buildings was determined by using market approach. This means that valuations performed by the valuer are based on market transaction prices, adjusted for difference in the nature, location or condition of the specific property.

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

22. Related party disclosures

In accordance with IAS 24 Related Party Disclosures, parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. In considering each possible related party relationship, attention is directed to the substance of the relationship, not merely the legal form.

The Group’s related parties comprise counterparties that are the Group’s shareholders, and members of the Board of Directors and Managing Board. Other related parties comprise: companies with which the Group has significant shareholders in common; companies in which a substantial interest in the voting power is owned, directly or indirectly, by shareholders of the Group or by individuals which have significant influence over the Group, or anyone expected to influence, or be influenced by, that person in their dealings with the Group.

Related parties may enter into transactions which unrelated parties might not. Prices and terms of such transactions may differ from prices and terms of transactions between unrelated parties.

The outstanding balances of related party transactions are as follows:

	30 June 2020 (unaudited)
	Parent	Key management personnel	Other related parties
Assets
Cash and cash equivalents	835,753	–	–
ECL allowance	(1,617)	–	–
Cash and cash equivalents	834,136	–	–

Loans to customers before ECL allowance	–	2,364	47,692
ECL allowance	–	(89)	(543)
Loans to customers	–	2,275	47,149

Liabilities
Amounts due to customers	–	138,068	3,008,140
Subordinated debt	–	–	1,040,000

	31 December 2019 (unaudited)
	Parent	Key management personnel	Other related parties
Assets
Cash and cash equivalents	849,567	–	–
ECL allowance	(1,059)	–	–
Loans to customers	848,508	–	–

Loans to customers before ECL allowance	–	5,180	57,733
ECL allowance	–	(105)	(71)
Loans to customers	–	5,075	57,662

Liabilities
Amounts due to customers	–	223,497	1,983,912
Subordinated debt	–	–	1,040,000

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

22.  Related party disclosures (continued)

The income and expense items on transactions with related parties are as follows:

	For the six-month period ended 30 June
	2020 (unaudited)			2019 (unaudited)
	Parent	Key manage-ment personnel	Other related parties	Parent	Key manage-ment personnel	Other related parties

Interest income on loans to customers	–	167	3,589	–	178	4,939
Charge of ECL allowance on loans to customers	–	(89)	(543)	–	–	(15)
Interest expense on amounts due to customers	–	(1,641)	(18,081)	–	(1,808)	(39,890)
Interest expense on subordinated debt	–	–	(40,000)	–	–	(40,000)
Net fee and commission (expense)/ income	(18,492)	313	3,375	(21,496)	188	(8,179)
Net gains from transactions in foreign currencies	–	1,468	19,383	–	157	99,893
Other income/(expense)	487	–	(4,601)	305	–	(1,383)

	For the three-month period ended 30 June
	2020 (unaudited)			2019 (unaudited)
	Parent	Key manage-ment personnel	Other related parties	Parent	Key manage-ment personnel	Other related parties

Interest income on loans to customers	–	65	1,693	–	83	2,977
Charge of ECL allowance on loans to customers	–	3	(493)	–	–	(9)
Interest expense on amounts due to customers	–	(774)	(12,349)	–	(621)	(26,844)
Interest expense on subordinated debt	–	–	(20,000)	–	–	(20,000)
Net fee and commission (expense)/ income	(8,375)	175	2,759	(21,513)	106	(16,782)
Net gains from transactions in foreign currencies	–	1,361	17,086	–	81	96,022
Other income/(expense)	722	–	(2,096)	269	–	(4,462)

“Bank Freedom Finance Kazakhstan” JSC	Interim condensed consolidated
financial statements

 (in thousands of tenge)

22.  Related party disclosures (continued)

Interest rates and maturity dates on transactions with related parties are as follows:

	30 June 2020 (unaudited)			31 December 2019 (unaudited)
	Parent	Key manage-ment personnel	Other related parties	Parent	Key manage-ment personnel	Other related parties
Cash and cash equivalents
Maturity	–	–	–	–	–	–
Annual interest rate in tenge	0.00%	–	–	0.00%	–	–

Loans to customers
Maturity	–	2022	2020-2028	–	2022	2020-2028
Annual interest rate in tenge	–	12.86%	13.31%	–	13.80%	13.90%
Amounts due to customers
Maturity	–	2020-2023	2020-2023	–	2020-2022	2020-2021
Annual interest rate in tenge	–	9.22%	5.22%	–	7.10%	6.00%
Annual interest rate in USD/EUR	–	0.80%	0.37%	–	1.80%	0.40%

Subordinated debt
Maturity	–	–	2033	–	–	2033
Annual interest rate in tenge	–	–	8.00%	–	–	8.00%

Below is information on compensation to 6 (six) members of key management personnel for the three-month and six-month periods ended 30 June 2020 and 2019:

	For the three-month period ended		For the six-month period ended
	30 June 2020 (unaudited)	30 June 2019 (unaudited)	30 June 2020 (unaudited)	30 June 2019 (unaudited)
Salaries and other short-term benefits	32,776	169,325	105,535	239,081
Social security contributions	3,042	11,990	6,251	14,719
Total	35,818	181,315	111,786	253,800

23. Events after the end of the interim period

On 3 August 2020, “ForteBank” JSC and “Freedom Finance” JSC signed a sale agreement of 100% of the Bank’s ordinary shares by the Parent company. The transaction is expected to be completed approximately in December 2020.